SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 17, 2003

PIXELWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Oregon	000-30269	91-1761992

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8100 SW Nyberg Road, Tualatin, Oregon	97062

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (503) 454-1750

ITEM 5.    OTHER EVENTS

On March 17, 2003, Pixelworks, Inc., an Oregon corporation (“Pixelworks”), issued a press release (the “Press Release”) announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Pixelworks, Display Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Pixelworks (“Display”), and Genesis Microchip Inc., a Delaware corporation, (“Genesis”), pursuant to which Display will merge with and into Genesis, and Genesis will be the surviving corporation. The Merger Agreement provides that each share of Genesis common stock will be converted into 2.3366 shares of Pixelworks common stock, plus cash for any fractional shares. In addition, each of the directors of Pixelworks have entered into a voting agreement (the “Pixelworks Voting Agreement”) and each of the directors of Genesis have entered into a voting agreement (the “Genesis Voting Agreement”) to, among other things, vote in favor of the merger. The Merger Agreement is attached hereto as Exhibit 2.1, the Press Release is attached hereto as Exhibit 99.1, the form of Pixelworks Voting Agreement is attached hereto as Exhibit 99.2 and the form of Genesis Voting Agreement is attached hereto as Exhibit 99.3.

The merger is subject to certain closing conditions, including, among other things, the approval of Genesis stockholders of the merger, approval of Pixelworks stockholders of the issuance of Pixelworks common stock in connection with the merger and expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act.

The foregoing description of the Merger Agreement, the Pixelworks Voting Agreement, the Genesis Voting Agreement, the Press Release and transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and voting agreements, copies of which are filed as exhibits hereto and are hereby incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are filed as a part of this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2003 among Pixelworks, Inc., an Oregon corporation, Display Acquisition Corp., a

Delaware corporation and a direct wholly-owned subsidiary of Pixelworks, and Genesis Microchip Inc., a Delaware corporation.

99.1	Press Release issued by Pixelworks, Inc. on March 17, 2003.

99.2	Form of Pixelworks Voting Agreement, dated as of March 17, 2003 by and among each of the directors of Pixelworks, Inc. and Genesis Microchip Inc., a Delaware corporation.

99.3	Form of Genesis Voting Agreement, dated as of March 17, 2003 by and among each of the directors of Genesis Microchip Inc. and Pixelworks, Inc., an Oregon corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.

March 20, 2003	By:	/s/ ALLEN ALLEY

	Name:	Allen Alley

	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of March 17, 2003 among Pixelworks, Inc., an Oregon corporation, Display Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Pixelworks, and Genesis Microchip Inc., a Delaware corporation.

99.1	Press Release issued by Pixelworks, Inc. on March 17, 2003.

99.2	Form of Pixelworks Voting Agreement, dated as of March 17, 2003 by and among each of the directors of Pixelworks, Inc. and Genesis Microchip Inc., a Delaware corporation.

99.3	Form of Genesis Voting Agreement, dated as of March 17, 2003 by and among each of the directors of Genesis Microchip Inc. and Pixelworks, Inc., an Oregon corporation.